Exhibit 99.2

Third Quarter 2014 Investor Presentation

2 Cautionary Statement This investor presentation may contain forward - looking statements, as defined by federal securities laws, including statements about United’s financial outlook and business environment . These statements are based on current expectations and are provided to assist in the understanding of future financial performance . Such performance involves risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements . For a discussion of some of the risks and other factors that may cause such forward - looking statements to differ materially from actual results, please refer to United Community Banks, Inc . ’s filings with the Securities and Exchange Commission, including its 2013 Annual Report on Form 10 - K and its most recent quarterly report on Form 10 - Q under the sections entitled “Forward - Looking Statements” . Forward - looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward - looking statements . Non - GAAP Measures This presentation also contains financial measures determined by methods other than in accordance with generally accepted accounting principles (“GAAP”) . Such non - GAAP financial measures include the following : core fee revenue, core operating expense, core earnings, tangible common equity to tangible assets, tangible equity to tangible assets and tangible common equity to risk - weighted assets . The most comparable GAAP measures to these measures are : fee revenue, operating expense, net income (loss), and equity to assets . Management uses these non - GAAP financial measures because we believe they are useful for evaluating our operations and performance over periods of time, as well as in managing and evaluating our business and in discussions about our operations and performance . Management believes these non - GAAP financial measures provide users of our financial information with a meaningful measure for assessing our financial results and credit trends, as well as for comparison to financial results for prior periods . These non - GAAP financial measures should not be considered as a substitute for financial measures determined in accordance with GAAP and may not be comparable to other similarly titled financial measures used by other companies . For a reconciliation of the differences between our non - GAAP financial measures and the most comparable GAAP measures, please refer to the ‘Non - GAAP Reconcilement Tables’ at the end of the Appendix to this presentation .

3 Highlights Third Quarter 2014 IMPROVING QUARTERLY RESULTS 3Q14 2Q14 3Q13 Net Income $17.6 $16.4 $15.5 EPS $.29 $.27 $.21 ROA .95% .88% .86% ROCE 9.41% 8.99% 7.38% Net Interest Revenue of $57.0 Million vs. $55.0 M illion in 2Q13 and $54.3 Million in 3Q13 Loan growth of $159 million in 3Q14, up $302 million from 3Q13 Focus on specialized lending and commercial Margin of 3.32% vs. 3.21% in 2Q14 and 3.26% in 3Q13 Balance sheet restructured late 2Q14 Loan yield of 4.45%, up 1 bps from 2Q14; and, investment securities yield of 2.23%, up 12 bps from 2Q14 Core deposit growth of $90 million in 3Q14 Core Fee Revenue of $14.4 Million Up $.5 million compared to 2Q14 Gain on sales of SBA loans of $.95 million vs. $.74 million in 2Q14 Mortgage revenue of $2.2 million, up $.4 million from 2Q14 Operating Efficiency Strengthens Efficiency ratio of 57.96%; vs. 58.65% last quarter Continued focus on reducing costs and growing revenue $ in millions

4 Highlights Third Quarter 2014 Solid Capital Ratios – Increased Dividend to Shareholders Approved quarterly dividend of 5 cents (up 2 cents) Tier I Common to Risk Weighted Assets of 11.0%; Tangible Common to RWAs of 14.1% Tier 1 Risk Based Capital of 12.1% and Tier I Leverage of 8.7% Solid Improvement in Credit Quality Provision of $2.0 million vs. $3.0 million 3Q13 Net charge - offs decline to .28% of total loans vs. .42% in 3Q13 NPAs declined to .29% of total assets vs. .32% in 2Q14 and .42% in 3Q13 Allowance 1.57% of total loans vs. 1.66% at 2Q14 and 1.88% at 3Q13 Classified ratio of 24%, up from 23% at 2Q14 Balance Sheet Loan growth this quarter of $159 million, or 14% annualized C&I up $96 million CRE up $27 million Indirect Auto up $27 million Continued Strong Core Transaction Deposit Growth Up $90 million in the third quarter or 10% annualized Up $299 million from year ago or 9% Represents 66% of total customer deposits

Earnings Per Share / Return on Assets



EARNINGS PER SHARE
EPS
ROA
RETURN ON ASSETS
$.28
$.24
$.20
$.16
.90%
.80%
.70%
.60%
.86%
.86%
.85%
.88%
.95%
$.21
$.22
$.25
$.27
$.29
3Q13
4Q13
1Q14
2Q14
3Q14

GOAL OF 1% ROA

United Community Banks, Inc.

5

6 2014 Goals HOW? LEVERAGE OUR STRENGTHS Community bank service with large bank resources Strong local leadership and senior management Funding strength in legacy markets Consistent and attractive culture Class leading customer satisfaction Continue to invest in and improve commercial and retail capabilities Diversify portfolio – focus on: C&I; owner occupied; specialized lending for healthcare, corporate, asset - based and SBA Momentum building across footprint Invest in people; strengthen commercial and grow specialized lending area and markets Grow loans in mid - single digits Improve retail and small business bank Grow sales with better / diversified product design, merchandising and campaign execution Improve our technology with a focus on making it easy for our customers to bank with us Increase core transaction deposits in the mid - single digits Grow net interest revenue by improving pricing discipline on both loans and deposits Credit trends and costs continue at or below current levels Grow fee revenue by investing in mortgage, advisory services, and SBA capabilities Maintain operating efficiency below 60 percent while investing in revenue producers Seek acquisition opportunities that fit our culture, risk and return targets

7 Core Earnings Trend and Core Fee Revenue $54.2 $55.9 $54.2 $55.0 $57.0 $39.3 $41.2 $38.7 $40.1 $41.1 $28.9 $27.9 $27.4 $28.8 $30.3 $14.1 $13.2 $11.9 $13.9 $14.4 $10 $20 $30 $40 $50 $60 3Q13 4Q13 1Q14 2Q14 3Q14 Net Interest Revenue Core Operating Expenses Core Earnings Core Fee Revenue Core Earnings $30.3 Million Up $1.5 million from 2Q14 and up $1.4 from a year ago. $ in millions 3Q14 2Q14 3Q13 Net Interest Revenue 56,967$ 2,017$ 2,710$ Fee Revenue 14,419 481 453 Gross Revenue 71,386 2,498 3,163 Operating Expense (Excl OREO) 41,097 966 1,772 Pre-Tax, Pre-Credit (Core) 30,289$ 1,532$ 1,391$ Net Interest Margin 3.32% .11% .06 % Variance - Increase / (Decrease) 3Q14 2Q14 3Q13 Overdraft Fees 3,071$ 127$ (132)$ Interchange Fees 3,811 (165) (141) Other Service Charges 1,320 (287) 19 Total Service Charges and Fees 8,202 (325) (254) Mortgage Loan & Related Fees 2,178 301 (376) Brokerage Fees 1,209 (36) (65) Gains from SBA Loan Sales 945 201 945 Other 1,885 340 203 Total Fee Revenue - Core 14,419 481 453 Non-Core (1) (7) (212) (266) Reported - GAAP 14,412$ 269$ 187$ Variance - Increase / (Decrease) (1) Includes securities gains and losses and losses on prepayment of borrowings, gains on bank owned life insurance policies, and gains and losses on deferred compensation plan assets. CORE EARNINGS CORE FEE REVENUE $ in thousands

8 Core Operating Expenses (1) Includes foreclosed property costs, severance, and gains and losses on deferred compensation plan liabilities. $ in thousands 3Q14 2Q14 3Q13 Salaries & Employee Benefits 25,684$ 1,696$ 3,172$ Communications & Equipment 3,094 57 (211) Occupancy 3,425 163 46 FDIC Assessment 1,131 (294) (1,274) Advertising & Public Relations 894 (245) (68) Postage, Printing & Supplies 876 72 232 Professional Fees 2,274 102 (376) Other Expense 3,719 (585) 251 Core Operating Expenses 41,097 966 1,772 Non-Core (1) 267 (134) (505) Reported GAAP 41,364$ 832$ 1,267$ 3Q14 2Q14 3Q13 Efficiency Ratio 57.96% (.69) % (.59) % Variance - Increase / (Decrease)

9 Key Drivers of Net Interest Revenue / Margin $54.3 $55.9 $54.2 $55.0 $57.0 $45 $49 $53 $57 3Q13 4Q13 1Q14 2Q14 3Q14 Net Interest Revenue 3Q growth impacted by: Net loan growth Higher securities yield $ in millions KEY DRIVERS OF NIR NET INTEREST REVENUE & MARGIN Loan / Securities Pricing Deposit Pricing (excl. brokered) 3.26% 3.26% 3.21% 3.21% 3.32% 3.00% 3.25% 3.50% 4.69% 4.44% 4.45% 1.83% 2.10% 2.23% .31% .27% .26% 0% 2% 4% 6% 3Q13 4Q13 1Q14 2Q14 3Q14 Loan Yields Securities Yields Avg Rate on Int Bearing Dep’s .19 .17 .15 .16 .22 .25 .13 .12 .11 .04 .08 .12 .16 .20 .24 .28 3Q13 4Q13 1Q14 2Q14 3Q14 • CD pricing reflects the quarter - average new and renewed yield • MMDA / NOW pricing reflects the deposit yield for each quarter CDs MMDA NOW

10 Net Income $ in thousands NET OPERATING INCOME 3Q14 2Q14 3Q13 Core Earnings (Pre-Tax, Pre-Credit) 30,289$ 1,532$ 1,391$ Provision for Loan Loss 2,000 (200) (1,000) NON-CORE FEE REVENUE: Securities Gains 11 (4,424) 11 Loss on Prepayment of Borrowings - 4,446 - Bank Owned Life Insurance Policy Gain - - (86) Deferred Compensation Plan Assets Gains (Losses) (18) (234) (191) Total Non-Core Fee Revenue (7) (212) (266) NON-CORE OPERATING EXPENSES: Foreclosed Property Write Downs 108 (197) (221) Foreclosed Property (Gains) Losses on Sales (264) 159 384 Forclosed Property Maintenance Expenses 441 221 (72) Severance Costs - (83) (405) Gains (Losses) on Deferred Comp Plan Liability (18) (234) (191) Total Non-Core Operating Expenses 267 (134) (505) Income Tax Expense 10,399 395 514 Net Income 17,616$ 1,259$ 2,116$ Preferred Stock Dividends - - 3,059 Net Income Avail to Common Shareholders 17,616$ 1,259$ 5,175$ Net Income Per Share .29$ .02$ .08$ Tangible Book Value 12.10$ .19$ 1.15$ Return on Assets .95% .07% .09 % Return on Common Equity 9.41 .42 2.03 Variance - Increase / (Decrease) 60.2M Shares Outstanding Quarterly Net Income $ in millions 3Q14 $17.6 2Q14 $16.4 1Q14 $15.4 4Q13 15.9 3Q13 15.5

11 Customer Deposit Mix & Core Growth $ in thousands Time >$100M 9% Demand & NOW 37% Deposits by % / Customer Mix Public Funds 14% Time <$100M 13% MMDA & Sav 27% Time >$100M 22% Demand & NOW 23% Public Funds 14% Time <$100M 31% MMDA & Sav 10% 3Q14 $5.8B 64%* 2Q08 $6.2B 34%* 3Q14 2Q14 3Q13 4Q08 Demand / NOW 2,159$ 2,106$ 1,979$ 1,457$ MMDA / Savings 1,555 1,518 1,437 630 Core Transaction 3,714 3,624 3,416 2,087 Time < $100,000 770 801 920 1,945 Public Deposits 820 760 734 755 Total Core 5,304 5,185 5,070 4,787 Time >$100,000 500 521 593 1,336 Public Deposits 32 33 31 87 Total Customer 5,836 5,739 5,694 6,210 Brokered Deposits 405 425 419 793 Total Deposits 6,241$ 6,164$ 6,113$ 7,003$ Total Deposit Mix Core Deposit Growth – Category & Market CATEGORY 3Q14 YTD MARKET 3Q14 YTD Demand 40.6$ 176.5$ Atlanta 25.4$ 106.1$ MM Accounts 28.4 49.6 N. Georgia 36.4 87.0 Savings 8.7 36.8 North Carolina 23.6 43.5 NOW 12.5 14.1 Coastal Georgia 5.7 21.5 Total Categories 90.2$ 277.0$ Tennessee (1.4) 2.7 Gainesville 1.8 14.2 Growth (Annualized) 10 % South Carolina (1.3) 2.0 90.2$ 277.0$ Growth Growth *% of core transaction customer deposits Significant growth in core transaction deposits since 4Q08

12 Capital Ratios Holding Company Well- Cap 3Q14 2Q14 1Q14 4Q13 3Q13 Tier I Risk Based Capital ("RBC") 6% 12.1% 11.8% 11.1% 12.7% 14.2 % Total RBC 10 13.3 13.0 12.4 14.0 15.5 Leverage 5 8.7 8.3 8.0 9.1 10.0 Tier 1 Common RBC 11.0 10.7 10.1 9.3 9.0 Tangible Common to Assets 9.8 9.6 9.2 9.0 9.0 Tangible Equity to Assets 9.8 9.6 9.5 11.6 11.8 Bank Well- Cap 3Q14 2Q14 1Q14 4Q13 3Q13 Tier 1 RBC 6% 12.6% 13.4% 12.6% 13.5% 14.5 % Total RBC 10 13.8 14.6 13.9 14.8 15.7 Leverage 5 9.1 9.4 9.1 9.6 10.2

13 Loan Portfolio (total $4.57 billion) Retail 31% $1.308 C&I 34% $1.424 Inv RE 17% $.699 Diversifying Portfolio Retail 37% $1.672 C&I 39% $1.804 Inv RE 13% $.605 Commercial 57% $2.59 Geographic Diversity Residential Mortgage 29% $1.32 Period $ in Billions 3Q14 $4.57 2Q14 $4.410 1Q14 $4.356 4Q13 $4.329 3Q13 $4.267 By Loan Type 1Q11 $4.194 3Q14 $4.57 Reduced concentrations of A&D and Investor RE loans South Carolina / Corporate $ .337 Gainesville MSA $ .254 East Tennessee $ .281 Coastal Georgia $ .444 Western North Carolina $ .553 North Georgia $ 1.168 Other (Indirect Auto) $.243 Atlanta MSA $ 1.289 0% 12% 24% 36% 6% 6% 10% 12% 27% 29% Total Loans Loan Diversification & Type • Reducing land exposure • Focus on small business, C&I, and specialized lending • Enhanced retail products 5% 7% $ in billions

14 New Loans Funded and Advances (1) $ in millions $370.9 $324.5 $287.5 $356.8 $453.1 $275 $325 $375 $425 $475 3Q13 4Q13 1Q14 2Q14 3Q14 CATEGORY 3Q14 2Q14 3Q13 3Q14 2Q14 3Q13 Commercial C & I 150.0$ 115.4$ 64.5$ Atlanta 96.7$ 91.0$ 116.6$ Owner Occupied CRE 48.1 65.6 58.2 Coastal Georgia 38.4 28.5 40.5 Income Producing CRE 62.1 40.8 28.1 N. Georgia 61.5 69.0 71.5 Commercial Constr. 3.9 2.7 4.9 North Carolina 25.9 21.0 38.4 Total Commercial 264.1 224.5 155.7 Tennessee 27.0 16.7 18.9 Residential Mortgage 31.6 19.2 49.8 Gainesville 10.9 10.1 18.6 Residential HELOC 43.5 32.9 55.4 South Carolina 141.4 88.3 13.5 Residential Construction 44.8 34.0 32.5 Other (Indirect Auto) 51.3 32.2 52.9 Consumer 69.1 46.2 77.5 Total Markets 453.1$ 356.8$ 370.9$ Total Categories 453.1$ 356.8$ 370.9$ New Loans Funded and Advances MARKET (1) Represents new loans funded and net loan advances (net of payments on lines of credit)

15 Commercial Loans (total $2.59 billion) $ in billions CRE Owner Occupied 45% $1.15B Geographic Diversity CRE Income Producing 23% $.60B C & I 25% $.65B Coastal Georgia $ .325 Gainesville MSA $ .177 Western North Carolina $ .155 South Carolina $ .330 North Georgia $ .515 East Tennessee $ .133 Atlanta MSA $.952 0% 12% 24% 36% 7% 7% 8% 13% 20% 37% Average Loan Size Type $ in Thousands Owner Occup’d $423 Income Prod 609 C & I 123 Comm Constr 500 By Loan Type 5%

16 Retail (total $1.67 billion) Geographic Diversity Home Equity LOC 27% $.459B Avg loan size $48 thousand South Carolina $ .007 Coastal Georgia $ .101 East Tennessee $ .135 Atlanta MSA $ .264 Western North Carolina $ .333 North Georgia $ .521 Gainesville MSA $.068 Indirect Auto $.243 0% 12% 24% 36% 1% 6% 8% 16% 20% 31% By Loan Type Mortgage 52% $.866B Avg loan size $99 thousand 4% 14% $ in billions Success with new portfolio products and HELOCs Conservative underwriting 62.5% of HE Primary Lien

17 Residential Construction (total $307 million) $ in millions Geographic Diversity Raw 11% $35 Lot 48% $146 East Tennessee $ 12 Gainesville MSA $ 9 Coastal Georgia $ 18 Western North Carolina $ 65 Atlanta MSA $ 72 North Georgia $ 131 0% 12% 24% 36% 48% 3% 4% 6% 21% 23% 43% By Loan Type 3Q14 2Q14 1Q14 4Q13 3Q13 3Q14 vs. 3Q13 TOTAL COMPANY Land Loans Developing 36$ 34$ 37$ 39$ 40$ (4)$ Raw 35 36 37 38 35 - Lot 146 151 159 166 167 (21) Total 217 221 233 243 242 (25) Construction Loans Spec 18 19 19 23 30 (12) Sold 72 62 66 62 46 26 Total 90 81 85 85 76 14 Total 307$ 302$ 318$ 328$ 318$ (11)$

18 Credit Quality $ in millions 3Q14 2Q14 1Q14 4Q13 3Q13 Net Charge-offs 3.2$ 4.2$ 4.0$ 4.4$ 4.5$ as % of Average Loans .28% .38% .38% .41% .42 % Allowance for Loan Losses 71.9$ 73.2$ 75.2$ 76.8$ 80.4$ as % of Total Loans 1.57% 1.66% 1.73% 1.77% 1.88 % as % of NPLs 384 353 299 286 308 Past Due Loans (30 - 89 Days) .35% .32% .40% .58% .45% Non-Performing Loans 18.7$ 20.7$ 25.2$ 26.8$ 26.1$ OREO 3.2 3.0 5.6 4.2 4.5 Total NPAs 21.9 23.7 30.8 31.0 30.6 Performing Classified Loans 149.0 147.5 164.9 172.7 173.6 Total Classified Assets 170.9$ 171.2$ 195.7$ 203.7$ 204.2$ as % of Tier 1 / Allowance 24% 23% 27% 27% 26 % Accruing TDRs (see page 27) 82.2$ 84.5$ 77.9$ 78.7$ 79.8$ As % of Original Principal Balance Non-Performing Loans 68.6% 66.5% 65.8% 65.3% 61.6 % OREO 54.5 50.4 53.9 44.5 41.5 Total NPAs as % of Total Assets .29 .32 .42 .42 .42 as % of Loans & OREO .48 .54 .71 .72 .72

19 Non - Performing Loans (NPLs) Inflow Trends $ in millions $10.0 $11.0 $9.3 $9.5 $7.7 $0 $5 $10 $15 3Q13 4Q13 1Q14 2Q14 3Q14 Resi Constr Comm Constr Resi Mtg Comm RE Comm Consumer Quarterly NPL Inflows Total NPLs 26.1 26.8 25.2 20.7 18.7 $0 $6 $12 $18 $24 3Q13 4Q13 1Q14 2Q14 3Q14

20 Performing Classified Loans $ in millions 3Q13 4Q13 1Q14 2Q14 3Q14 Commercial: Commercial & Industrial 10$ 9$ 8$ 6$ 7$ Owner Occupied 40 43 48 48 50 Total C & I 50 52 56 54 57 Income Producing CRE 36 34 37 25 22 Commercial Construction 17 17 5 4 4 Total Commercial 103 104 98 83 83 Residential Mortgage 45 44 43 42 43 Home Equity Lines of Credit 8 8 8 7 8 Residential Construction 16 14 13 13 12 Consumer / Installment 2 3 2 2 3 Total Performing Classified 174$ 173$ 164$ 147$ 149$ Classified to Tier 1 + ALL 26% 27% 27% 23% 24% $173.6 $172.7 $164.9 $147.5 $149.0 $140 $160 $180 3Q13 4Q13 1Q14 2Q14 3Q14 By Category

21 TDRs $ in thousands $79.8 $78.7 $77.9 $84.5 $82.2 $- $50 $100 $150 3Q13 4Q13 1Q14 2Q14 3Q14 LOAN TYPE 3Q14 (1) 3Q13 3Q14 3Q13 3Q14 3Q13 Commercial (Sec by RE) 42,820$ 40,733$ 2,532$ 2,431$ 45,352$ 43,164$ Commercial & Industrial 2,927 2,854 13 65 2,941 2,919 Commercial Construction 11,065 12,824 19 - 11,084 12,824 Total Commercial 56,812 56,411 2,564 2,496 59,377 58,907 Residential Mortgage 16,848 15,553 2,040 2,376 18,887 17,929 Residential Construction 8,288 7,738 1,796 2,553 10,084 10,291 Consumer Installment 211 144 34 59 245 203 Total 82,159$ 79,846$ 6,434$ 7,484$ 88,593$ 87,330$ Accruing Non-Accruing Total TDRs Accruing TDRs TDR credit quality improving Accruing TDR past due 30 – 89 days = 2.46% 54% of accruing TDRs are pass credits (1) 73.3 percent of accruing TDR loans have an interest rate of 4 percent or greater $ in millions

22 Net Charge - offs by Category & Market $ in thousands NET CHARGE-OFFS BY CATEGORY Total % of Avg Loans 2Q14 1Q14 4Q13 3Q13 Commercial (Sec. by RE): Owner Occupied 746$ .26% (.64) % .10% .57% .58 % Income Producing 104 .07 .29 .13 .21 .14 Total Comm (Sec. by RE) 850 .19 (.32) .11 .44 .49 Commercial & Industrial (341) (.23) .52 .35 (.13) .12 Commercial Construction 103 .24 .34 - (.02) .39 Total Commercial 612 .10 (.10) .15 .30 .36 - - - - Residential Mortgage 1,116 .52 1.17 .70 .64 .31 Home Equity LOC 356 .31 .42 .93 .38 .37 Residential Construction 712 .94 2.13 .27 .40 1.31 Consumer/ Installment 359 .43 .18 .54 .62 .28 Total Net Charge-offs 3,155$ .28 .38 .38 .41 .42 NET CHARGE-OFFS BY MARKET North Georgia 1,861$ .63% (.25) % .42% .51% .66 % Atlanta MSA (250) (.08) .46 .39 .20 .33 North Carolina 656 .47 1.55 .41 .76 .49 Coastal Georgia 228 .21 .11 .49 .33 .14 Gainesville MSA 259 .40 1.23 .22 .54 .15 East Tennessee 230 .33 .42 .35 .46 .51 South Carolina / Corporate 5 .01 - - - - Other (Indirect Auto) 166 .31 .14 .14 .20 .17 3Q14 % of Average Loans (Annualized)

23 NPAs by Loan Category & Market $ in thousands $30.6 $31.0 $30.8 $23.7 $21.9 $0 $10.0 $20.0 $30.0 3Q13 4Q13 1Q14 2Q14 3Q14 Non-Performing Loans Foreclosed Properties (OREO) NPLs OREO Total NPAs NPLs OREO Total NPAs LOAN CATEGORY LOAN CATEGORY Commercial (sec. by RE): Commercial (sec. by RE): Owner Occupied 2,156$ 1,024$ 3,180$ Owner Occupied 6,358$ 591$ 6,949$ Income Producing 1,742 42 1,784 Income Producing 1,657 139 1,796 Commercial & Industrial 1,593 - 1,593 Commercial & Industrial 609 376 985 Commercial Construction 148 - 148 Commercial Construction 343 - 343 Total Commercial 5,639 1,066 6,705 Total Commercial 8,967 1,106 10,073 Residential Mortgage 8,350 1,769 10,119 Residential Mortgage 11,335 1,679 13,014 HELOC 720 90 810 HELOC 1,169 475 1,644 Residential Construction 3,543 221 3,764 Residential Construction 4,097 1,207 5,304 Consumer/ Installment 493 - 493 Consumer/ Installment 520 - 520 Total 18,745$ 3,146$ 21,891$ Total 26,088$ 4,467$ 30,555$ MARKET MARKET Gainesville 1,403$ 85$ 1,488$ Gainesville 1,036$ -$ 1,036$ Coastal Georgia 781 160 941 Coastal Georgia 995 928 1,923 East Tennessee 1,227 245 1,472 East Tennessee 1,629 25 1,654 North Carolina 4,919 398 5,317 North Carolina 5,680 762 6,442 Atlanta MSA 1,724 364 2,088 Atlanta MSA 3,096 1,026 4,122 North Georgia 7,392 1,717 9,109 North Georgia 13,652 1,726 15,378 South Carolina 945 177 1,122 Indirect Auto 354 - 354 3Q14 3Q13 *NPAs to total assets – .29% Allowance to loans at 1.57% Non Performing Assets

APPENDIX

25 Footprint Savannah Nashville Greenville Asheville Atlanta Chattanooga Raleigh Charlotte Charleston Myrtle Beach Knoxville Current Footprint Blairsville Headquartered in Blairsville, Georgia with 103 locations in: Georgia; North Carolina; South Carolina; and Tennessee

26 United at a Glance Founded in 1950 Third - largest bank holding company headquartered in Georgia with 1,515 employees Key Statistics as of 9/30/14 (in billions) Assets Deposits Loans $7.53 $6.24 $4.57 Deposit Market Share (1) Market Offices Deposit Market Share Rank North Georgia 22 35% 1 Atlanta 36 4 6 Gainesville 5 12 4 Coastal Georgia 8 5 7 W. North Carolina 19 8 3 E. Tennessee 8 2 8 Greenville, SC 1 1 25 (1) FDIC deposit market share and rank as of June 30, 2014 for markets where United takes deposits. Source: SNL and FDIC. Excludes 5 Loan Production Offices in GA, TN and SC.

27 Business and Operating Model Service is Point of Differentiation #1 in Customer Satisfaction according to Customer Service Profiles #1 in Southeast and #2 in US in Customer Satisfaction by national research company Golden rule of banking – treating people the way we want to be treated “The Bank that SERVICE Built SM ” Customer surveys consistently reveal 95%+ satisfaction rate Local CEOs with deep roots in their communities Resources of a $7.53 billion bank Operates in a number of the more demographically attractive U.S. markets Organic growth supported by de novos and selective acquisitions Twenty - eight “community banks” Strategic footprint with substantial banking opportunities Disciplined growth strategy “Community bank service, large bank resources”

28 Experienced Proven Leadership Jimmy C. Tallent President & CEO Joined 1984 H. Lynn Harton Chief Operating Officer Joined 2012 Rex S. Schuette EVP & CFO Joined 2001 David P. Shearrow EVP & CRO Joined 2007 Bill M. Gilbert President of Community Banking Joined 2000 • Over 40 years in banking • Led company from $42 million in assets in 1989 to $7.5 billion today • Trustee of Young Harris College • Georgia Power Company Board Member • GA Economic Developers Association Spirit of Georgia Award recipient • Over 31 years in banking • Responsible for overall operations • Former Consultant and Special Assistant to the CEO and EVP of Commercial Banking for TD Bank Financial Group; and President & CEO of The South Financial Group • Over 36 years in banking • Responsible for accounting, finance and reporting activities, M&A, and investor relations • Former CAO and Controller for State Street Corporation • Former ABA Accounting Committee Chairman • Over 31 years in banking • Responsible for Risk Management and Credit Risk Administration; Chairman of Risk Management Committee; also responsible for credit underwriting, review, policy and special assets • Former EVP & SCO for SunTrust Banks • Over 36 years in banking • Responsible for 28 community banks with 103 branch offices • Formerly of Riegel Textile Credit Union; President of Farmers and Merchants Bank • Former Georgia Board of Natural Resources Board Chairman

29 Market Share Opportunities & Demographics North Georgia $ 6.3 $ 2.2 11 22 35% 1 Western North Carolina 11.3 .9 1 19 8 3 Gainesville, Georgia 2.8 .3 1 5 12 4 Atlanta, Georgia 56.3 2.2 10 36 4 6 Coastal Georgia 7.1 .3 2 8 5 7 East Tennessee 15.7 .3 2 8 2 8 Greenville, SC 9.4 - 1 1 1 25 Total Markets $ 108.9 $ 6.2 28 99 ¹ FDIC deposit market share and rank as of 6/14 for markets where United takes deposits. Data Source: FDIC. 2 Based on current quarter. 3 Excludes five loan production offices Population Actual Projected Markets 1 (in thousands) 2010 - 2014 2014 - 2019 Atlanta, GA MSA 5,574 5% 3% East Tennessee 877 3 3 Greenville-Mauldin-Easley, SC MSA 856 4 4 Western North Carolina 443 2 5 Coastal Georgia 401 5 4 North Georgia 385 - 3 Gainesville, GA MSA 189 5 2 Total Markets Georgia 10,072 4 3 North Carolina 10,358 4 5 Tennessee 6,532 3 4 South Carolina 4,792 4 5 United States 317,199 3 3 ¹ Population data is for 2014 and includes those markets where United takes deposits. Market Deposits (in billions) (1) United Deposits (in billions) (2,3) Deposit Share (1) Population Growth (%) FAST GROWING MARKETS EXCELLENT GROWTH OPPORTUNITIES Markets Banks Offices (3) Rank (1)

30 LOANS / DEPOSITS WHOLESALE BORROWINGS Liquidity 3Q14 2Q14 3Q13 vs 3Q13 Loans 4,569$ 4,410$ 4,267$ 159$ 302$ Core (DDA, MMDA, Savings) 3,714$ 3,624$ 3,416$ 90$ 298$ Public Funds 852 793 765 59 87 CD's 1,269 1,322 1,513 (53) (244) Total Deposits (excl Brokered) 5,835$ 5,739$ 5,694$ 96$ 141$ Loan to Deposit Ratio 78% 77% 75% Investment Securities: Available for Sale -Fixed 1,115$ 1,076$ 1,138$ 39$ (23)$ -Floating 674 665 825 9 (151) Held to Maturity -Fixed 428 443 197 (15) 231 -Floating 5 6 9 (1) (4) Total Investment Securities 2,222 2,190 2,169 32 53 Floating as % of Total Securities 31% 31% 18% vs 2Q14 Variance Unused Capacity 3Q14 2Q14 3Q13 vs 2Q14 vs 3Q13 Wholesale Borrowings Brokered Deposits 313$ (1) 405$ 424$ 419$ (19)$ (14)$ FHLB 516 330 175 - 155 330 Holding Company LOC 50 - 40 - (40) - Fed Funds 350 - 25 - (25) - Other Wholesale - 6 11 54 (5) (48) Total 1,229$ 741$ 675$ 473$ 66$ 268$ Long-Term Debt Senior Debt 75$ 75$ 75$ -$ -$ Sub-Debt - - - - - Trust Preferred Securities 55 55 55 - - Total Long-Term Debt 130$ 130$ 130$ -$ -$ Variance $ in millions (1) Estimated brokered deposit total capacity at 10% of assets

31 Business Mix – Deposits (at quarter - end) 3Q14 vs. DEPOSITS BY CATEGORY 3Q14 2Q14 1Q14 4Q13 3Q13 3Q13 Demand & Now 2,159$ 2,106$ 2,073$ 1,969$ 1,979$ 180$ MMDA & Savings 1,555 1,518 1,499 1,468 1,437 118 Core Transaction Deposits 3,714 3,624 3,572 3,437 3,416 298 Time < $100,000 770 801 828 888 920 (150) Time ≥ $100,000 < $250,000 408 411 427 443 473 (65) Public Deposits 820 760 804 863 734 86 Total Core Deposits 5,712 5,596 5,631 5,631 5,543 169 Time ≥ $250,000 92 110 112 114 120 (28) Public Deposits 32 33 34 32 31 1 Total Customer Deposits 5,836 5,739 5,777 5,777 5,694 142 Brokered Deposits 405 425 471 425 419 (14) Total Deposits 6,241$ 6,164$ 6,248$ 6,202$ 6,113$ 128$ $ in millions

32 Core Transaction Deposits $1,442 $981 $620 $235 $233 $180 $23 $1,416 $944 $597 $234 $228 $181 $24 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 Atlanta MSA North Georgia North Carolina Gainesville MSA Coastal Georgia East Tennessee South Carolina 2Q14 3Q14 2Q14 South Carolina 99.0% 99.0 % Gainesville MSA 73.3 72.4 Coastal GA 71.5 70.6 East TN 68.7 66.2 North Carolina 66.7 66.0 Atlanta MSA 64.8 65.9 North Georgia 63.7 54.2 Total 65.9% 63.1% 3Q14 Core Transactions / Total Deposits $ in millions

33 Lending & Credit Environment Regional Credit Review – Standard Underwriting • Legal Lending Limit $ 197 • House Lending Limit 25 • Project Lending Limit 15 • Top 25 Relationships 385 PROACTIVELY ADDRESSING CREDIT ENVIRONMENT STRUCTURE PROCESS • Continuous external loan review • Internal loan review of new credit relationships • Intensive executive management involvement POLICY • Ongoing enhancements to credit policy • Quarterly updates to portfolio limits and concentrations (Quarterly reviewing with Board of Directors) • Centralized underwriting and approval process • Segregated work - out teams • Highly skilled ORE disposition group • Seasoned regional credit professionals x Weekly senior credit meetings x Weekly NPA/ORE and past due meetings x Quarterly criticized watch loan review meetings $ in millions

Commercial Construction & Real Estate

$ in millions

COMMERCIAL CONSTRUCTION

	30-Sep-14 Amount	30-Sep-14 Percent
Land Develop - Vacant (Improved)	$ 51	28 %
Raw Land - Vacant (Unimproved)	24	13
Multi-Residential	41	23
Commercial Land Development	14	8
Office Buildings	12	7
Other Properties	15	8
Churches	7	4
Hotels / Motels	12	7
Mfg Facility	-	-
Retail Building	3	2
Warehouse	2	1
Total Commercial Construction	$ 181	

Average Loan Size ($ in thousands)
- Commercial Construction $500
- Commercial RE:
  - Composite CRE 460
  - Owner Occupied 423
  - Income Producing 609

Commercial RE Characteristics
- 65.5% owner occupied
- Small business, doctors, dentists, attorneys, CPAs
- $15 million project limit

COMMERCIAL REAL ESTATE

	Owner Occupied	Income Producing	30-Sep-14 Total	30-Sep-14 Percent
Office Buildings	$ 315	$ 148	$ 463	26.3 %
Retail Building	96	152	248	14.1
Warehouse	116	60	176	10.0
Churches	136	-	136	7.7
Other Properties	123	38	161	9.2
Convenience Stores	95	17	112	6.3
Hotels / Motels	-	65	65	3.7
Restaurants/Franchise Fast Food	34	26	60	3.4
Mfg Facility	51	12	63	3.6
Farmland	50	-	50	2.9
Multi-Resi Properties	-	52	52	3.0
Leasehold Property	16	14	30	1.7
Golf Course/Country Club	24	-	24	1.4
Automotive Dealership	18	4	22	1.2
Automotive Service	18	5	23	1.3
Daycare Facility	11	7	18	1.0
Funeral Home	14	1	15	.9
Carwash	16	-	16	.9
Assisted Living / Nursing Home	11	-	11	.6
Marina	6	-	6	.3
Mobile Home Parks	-	5	5	.3
Movie Theaters/Bowling/Rec	5	-	5	.3
Other Small Business	-	-	-	-
Total Commercial Real Estate	$ 1,154	$ 605	$ 1,759	

United COMMUNITY BANKS, INC.

34

Loans by Business Mix and Region

$ in millions

	3Q14	2Q14	1Q14	4Q13	3Q13	3Q14 vs. 3Q13
QUARTERLY LOANS - BUSINESS MIX BY CATEGORY						
Commercial:						
Comm & Indus	$ 650	$ 554	$ 495	$ 472	$ 457	$ 193
Owner Occ'd	1,154	1,163	1,142	1,134	1,129	25
Total C & I	1,804	1,717	1,637	1,606	1,586	218
Income Prod CRE	605	598	624	623	614	(9)
Comm Constr	181	160	148	149	137	44
Total Comm	2,590	2,475	2,409	2,378	2,337	253
Resi Mortgage	1,324	1,312	1,313	1,316	1,309	15
Resi Constr	307	302	318	328	318	(11)
Consum / Install	348	321	316	307	303	45
Total Loans	$ 4,569	$ 4,410	$ 4,356	$ 4,329	$ 4,267	$ 302

	2013	2012	2011	2010	2009
ANNUAL LOANS - BUSINESS MIX BY CATEGORY					
Commercial:					
Comm & Indus	$ 472	$ 458	$ 428	$ 441	$ 390
Owner Occ'd	1,134	1,131	1,112	980	963
Total C & I	1,606	1,589	1,540	1,421	1,353
Income Prod CRE	623	682	710	781	816
Comm Constr	149	155	164	297	363
Total Comm	2,378	2,426	2,414	2,499	2,532
Resi Mortgage	1,316	1,214	1,135	1,279	1,427
Resi Constr	328	382	448	695	1,050
Consum / Install	307	153	113	131	142
Total Loans	$ 4,329	$ 4,175	$ 4,110	$ 4,604	$ 5,151

	3Q14	2Q14	1Q14	4Q13	3Q13	3Q14 vs. 3Q13
QUARTERLY LOANS - BY REGION						
North Georgia	$ 1,168	$ 1,175	$ 1,205	$ 1,240	$ 1,262	$ (94)
Atlanta MSA	1,289	1,305	1,290	1,275	1,246	43
North Carolina	553	555	563	572	575	(22)
Coastal Georgia	444	426	425	423	421	23
Gainesville MSA	254	257	262	255	253	1
East Tennessee	281	270	272	280	277	4
South Carolina	337	206	131	88	47	290
Other (Ind. Auto)	243	216	208	196	186	57
Total Loans	$ 4,569	$ 4,410	$ 4,356	$ 4,329	$ 4,267	$ 302

	2013	2012	2011	2010	2009
ANNUAL LOANS - BY REGION					
North Georgia	$ 1,240	$ 1,364	$ 1,426	$ 1,689	$ 1,884
Atlanta MSA	1,275	1,250	1,220	1,310	1,435
North Carolina	572	579	597	702	772
Coastal Georgia	423	400	346	335	405
Gainesville MSA	255	261	265	312	390
East Tennessee	280	283	256	256	265
South Carolina	88	-	-	-	-
Other (Ind. Auto)	196	38	-	-	-
Total Loans	$ 4,329	$ 4,175	$ 4,110	$ 4,604	$ 5,151

United COMMUNITY BANKS, INC.®
35

Non-GAAP Reconciliation Tables

$ in millions

Operating Earnings to GAAP Earnings Reconciliation

	3Q14		2Q14		1Q14		4Q13		3Q13	
CORE FEE REVENUE										
Core fee revenue	$ 14,419		$ 13,938		$ 11,930		$ 13,219		$ 13,966	
Securities gains, net	11		4,435		217		70		-	
Losses on prepayment of borrowings	-		(4,446)							
BOLI death benefit gain	-		-		-		-		86	
Mark to market on deferred compensation plan assets	(18)		216		29		230		173	
Fee revenue (GAAP)	**$ 14,412**		**$ 14,143**		**$ 12,176**		**$ 13,519**		**$ 14,225**	
CORE OPERATING EXPENSE										
Core operating expense	$ 41,097		$ 40,131		$ 38,749		$ 41,193		$ 39,325	
Foreclosed property expense	285		102		116		191		194	
Severance	-		83		156		-		405	
Mark to market on deferred compensation plan liability	(18)		216		29		230		173	
Operating expense (GAAP)	**$ 41,364**		**$ 40,532**		**$ 39,050**		**$ 41,614**		**$ 40,097**	
TANGIBLE COMMON EQUITY AND TANGIBLE EQUITY TO TANGIBLE ASSETS										
Tangible common equity to tangible assets	9.83	%	9.58	%	9.22	%	8.99	%	9.02	%
Effect of preferred equity	-		-		.28		2.60		2.74	
Tangible equity to tangible assets	9.83		9.58		9.50		11.59		11.76	
Effect of goodwill and other intangibles	.02		.03		.02		.03		.04	
Equity to assets (GAAP)	9.85	%	9.61	%	9.52	%	11.62	%	11.80	%
TANGIBLE COMMON EQUITY TO RISK-WEIGHTED ASSETS										
Tangible common equity to risk-weighted assets	14.10	%	13.92	%	13.63	%	13.18	%	13.34	%
Effect of preferred equity	-		-		-		2.39		4.01	
Tangible equity to risk weighted assets	**14.10**		**13.92**		**13.63**		**15.57**		**17.35**	
Effect of deferred tax limitation	(3.39)		(3.74)		(3.92)		(4.26)		(4.72)	
Effect of other comprehensive income	.34		.53		.36		.39		.49	
Effect of trust preferred	1.02		1.04		1.03		1.04		1.09	
Tier I capital ratio (Regulatory)	**12.07**	**%**	**11.75**	**%**	**11.10**	**%**	**12.74**	**%**	**14.21**	**%**

United COMMUNITY BANKS, INC.
36